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                                                                   Exhibit 10.75
                       Republic National Bank of New York

Republic National Bank
Republic National Bank of New York
452 Fifth Avenue
New York, NY 10018
Telephone 212 525 5000


                                  June 1, 1999


Jean Philippe Fragrances, Inc.
Elite Parfums, Ltd.
551 Fifth Avenue
New York, N.Y. 10176
Attention: Mr. Russell Greenberg
Chief Financial Officer/Executive Vice President

Ladies and Gentlemen:

     We are pleased to confirm that we are extending to you a line of credit of up to an aggregate amount of $12,000,000 outstanding at any one time, which line may be used by your company for direct borrowings and acceptance and sight letters of credit exposure for working capital purposes, provided, however, the outstanding amount as to which our Bank is liable, directly or contingently, on behalf of your company in respect of letter of credit and acceptance financings cannot in the aggregate at any one time exceed $2,000,000. This line is subject to the provisions set forth herein and in the other documents entered into in connection with this facility.

     Borrowings under this line of credit shall be evidenced by a Demand
Grid Note, a copy of which is enclosed. Under this facility borrowings may be made from time to time and shall be repayable on demand, but may be prepaid in whole or in part with accrued interest to the date of prepayment. Any amounts outstanding shall bear interest, payable monthly in arrears, at a variable rate per annum equal to 0% above our Bank's Reference Rate established from time to time, all as more fully set forth in the Demand Grid Note.

     Or, at your option, you may borrow under a LIBOR Pricing Revolving Note up to the maximum amount of $12,000,000 in $100,000 increments, provided however, the amount outstanding under LIBOR Pricing Revolving Notes is no less than $500,000, with advances priced at your option of one month, two months, three months or six months LIBOR plus 1.75% for each LIBOR rate advance and subject to the terms of the LIBOR Pricing Revolving Note; a copy of the LIBOR Pricing Revolving Note is attached herewith. Please note that the advances under the LIBOR Pricing Revolving Note may be prepaid, but only subject to the terms and conditions set forth in that note.

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     Each letter of credit issued for your account shall be issued only pursuant to our standard form of application for commercial letter of credit (the "Application"), as executed by you from time to time. You shall pay a fee of 1/8 of 1% when we issue any letter of credit for your account and each time we amend any such letter of credit. In addition, you shall pay a fee of 1/8 of 1% of the face amount of any sight draft presented to us in accordance with the terms of any letter of credit we issue for your account. Such fee shall be payable when such draft is presented to us and honored by us, all as more fully set forth in the Application. Any amounts due to us from you under the Application shall bear interest payable on demand at a variable rate per annum equal to the rate from time to time in effect under the Demand Grid Note. At our option such amounts may be deemed additional advances evidenced by and repayable in accordance with the Demand Grid Note. In place of the foregoing demand reimbursement obligation, we may from time to time accept your time drafts of up to 180 days presented to us by you. When such time draft is accepted by us it will be discounted from its date of maturity at a rate per annum equal to 2% plus our acceptance rate for commercial drafts or bills of exchange of comparable amounts and maturities.

     Your obligations under this line of credit shall be guaranteed by your subsidiary, Elite Parfums, Ltd. (for the obligations of Jean Philippe Fragrances, Inc.) and by your parent, Jean Philippe Fragrances, Inc., (for the obligations of Elite Parfums, Ltd.).

     This facility may be utilized by you for the period ending May 31, 1999; provided, however, THE CONTINUING AVAILABILITY OF THIS FACILITY IS AT ALL TIMES SUBJECT TO OUR CONTINUING SATISFACTION, AS DETERMINED BY OUR BANK IN ITS SOLE AND ABSOLUTE DISCRETION, WITH THE BUSINESS, AFFAIRS AND FINANCIAL CONDITION OF YOUR COMPANIES AND OF EACH GUARANTOR AND TO YOUR COMPLIANCE, AND THAT OF EACH OTHER PARTY EXECUTING AND DELIVERING DOCUMENTS TO US HEREUNDER OR OTHERWISE IN CONNECTION WITH THIS FACILITY, WITH THE TERMS AND PROVISIONS OF THIS LETTER AND EACH OF THE DOCUMENTS REFERRED TO HEREIN. In addition, the continuing availability of this facility is subject to your furnishing us, (i) within 120 days after the close of your fiscal year, with your audited financial statements certified by your independent certified public accountants as of the end of such period, including a balance sheet and related income statements; and (ii) such other information, including interim financial statements, concerning your business, affairs or financial condition as we may from time to time request.

     All payments of principal, interest and fees payable by you under this facility shall be made in immediately available funds at our office at 452 Fifth Avenue, New York, New York 10018 and may be charged to any account you maintain with us.

     Our agreement to extend to you this facility, on the terms set forth herein, is further subject to our receipt in form satisfactory to us of (a) a certified copy of resolutions of your Board of Directors authorizing your execution, delivery and performance of this agreement (and the documents hereinafter referred to); (b) signature cards for your authorized signatories;
(c) an executed copy of our Demand Grid Note signed by your duly authorized officer on your behalf, (d) executed copies of our standard form of Guarantee signed by Elite Parfums, Ltd. (for the

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obligations of Jean Philippe Fragrances, Inc.) and Jean Philippe
Fragrances, Inc., (for the obligations of Elite Parfums, Ltd.

     NO AMENDMENT, MODIFICATION OR WAIVER OF ANY PROVISION OF THIS AGREEMENT NOR CONSENT TO ANY DEPARTURE BY OUR BANK THEREFROM SHALL BE EFFECTIVE, IRRESPECTIVE OF ANY COURSE OF DEALING, UNLESS THE SAME SHALL BE IN WRITING AND SIGNED BY OUR BANK AND THEN SUCH WAIVER OR CONSENT SHALL BE EFFECTIVE ONLY IN THE SPECIFIC INSTANCE AND FOR THE SPECIFIC PURPOSE FOR WHICH GIVEN.

     This agreement shall be governed by and construed in accordance with the laws of the State of New York. Please note that to the extent any of the terms or provisions of this agreement conflict with those contained in the Demand Grid Note or any of the above-mentioned documents, the terms and provisions of such Note and of such other documents shall govern.

     YOU AND OUR BANK AGREE THAT ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS AGREEMENT, THE NOTE OR ANY OTHER DOCUMENTS RELATING TO THIS FACILITY MAY BE INITIATED AND PROSECUTED IN THE STATE OR FEDERAL COURTS, AS THE CASE MAY BE, LOCATED IN NEW YORK COUNTY, NEW YORK.

     YOU FURTHER AGREE THAT ANY ACTION, DISPUTE, PROCEEDING, CLAIM OR CONTROVERSY BETWEEN OR AMONG YOU AND US WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE ("DISPUTE" OR "DISPUTES") SHALL, AT OUR ELECTION, WHICH ELECTION MAY BE MADE AT ANY TIME PRIOR TO THE COMMENCEMENT OF A JUDICIAL PROCEEDING BY OUR BANK, OR IN THE EVENT OF A JUDICIAL PROCEEDING INSTITUTED BY YOU AT ANY TIME PRIOR TO THE LAST DAY TO ANSWER AND/OR RESPOND TO A SUMMONS AND/OR COMPLAINT MADE BY YOU, BE RESOLVED BY ARBITRATION IN NEW YORK, NEW YORK IN ACCORDANCE WITH THE PROVISIONS OF THIS PARAGRAPH AND SHALL, AT THE ELECTION OF OUR BANK, INCLUDE ALL DISPUTES ARISING OUT OF OR IN CONNECTION WITH (I) THIS AGREEMENT, THE DEMAND GRID NOTE, OR ANY OTHER RELATED AGREEMENTS OR INSTRUMENTS, (II) ALL PAST, PRESENT AND FUTURE AGREEMENTS INVOLVING THE PARTIES, (III) ANY TRANSACTION CONTEMPLATED HEREBY AND ALL PAST, PRESENT AND FUTURE TRANSACTIONS INVOLVING THE PARTIES AND (IV) ANY ASPECT OF THE PAST, PRESENT OR FUTURE RELATIONSHIP OF THE PARTIES. We may elect to require arbitration of any Dispute with us without thereby being required to arbitrate all Disputes between you and us. Any such Dispute shall be resolved by binding arbitration in accordance with Article 75 of the New York Civil Practice Law and Rules and the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). In the event of any inconsistency between such Rules and these arbitration provisions, these provisions shall supersede such Rules. All statutes of limitations which would otherwise be applicable shall apply to any arbitration proceeding under this paragraph. In any arbitration proceeding subject to these provisions, the arbitration panel (the "arbitrator") is specifically empowered to decide (by documents only, or with a hearing, at the

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arbitrators sole discretion) pre-hearing motions which are substantially similar to pre-hearing motions to dismiss and motions for summary adjudication. In any such arbitration proceeding, the arbitrator shall not have the power or authority to award punitive damages to any party. Judgment upon the award rendered may be entered in any court having jurisdiction. Whenever an arbitration is required, the parties shall select an arbitrator in the manner provided in this paragraph. No provision of, nor the exercise of any rights under, this paragraph shall limit the right of any party (i) to foreclose against any real or personal property collateral through judicial foreclosure, by the exercise of a power of sale under a deed of trust, mortgage or other security agreement or instrument pursuant to applicable provisions of the Uniform Commercial Code, or otherwise pursuant to applicable law, (ii) to exercise self help remedies including but not limited to setoff and repossession, or (iii) to request and obtain from a court having jurisdiction before, during or after the pendency of any arbitration, provisional or ancillary remedies and relief including but not limited to injunctive or mandatory relief or the appointment of a receiver. The institution and maintenance of an action or judicial proceeding for, or pursuit of, provisional or ancillary remedies or exercise of self help remedies shall not constitute a waiver of our right, even if we are the plaintiff, to submit the Dispute to arbitration if we would otherwise have such right. We may require arbitration of any Dispute(s) concerning the lawfulness, unconscionableness, propriety, or reasonableness of any exercise by us of our right to take or dispose of any collateral or our exercise of any other right in connection with collateral including, without limitation, judicial foreclosure, exercising a power of sale under a deed of trust or mortgage, obtaining or executing a writ of attachment, taking or disposing of property with or without judicial process pursuant to
Article 9 of the Uniform Commercial Code or otherwise as permitted by applicable law, notwithstanding any such exercise by us. Whenever an arbitration is required under this paragraph, the arbitrator shall be selected, except as otherwise herein provided, in accordance with the Commercial Arbitration Rules of the AAA. A single arbitrator shall decide any claim of $100,000 or less and he or she shall be an attorney with at least five years' experience. Where the claim of any party exceeds $100,000, the Dispute shall be decided by a majority vote of three arbitrators, at least two of whom shall be attorneys (at least one of whom shall have not less than five years' experience representing commercial banks). In the event of any Dispute governed by this paragraph, each of the parties shall, subject to the award of the arbitrator, pay an equal share of the arbitrator's fees. The arbitrator shall have the power to award recovery of all costs and fees (including attorneys' fees, administrative fees, arbitrator's fees, and court costs) to the prevailing party.

     ANYTHING IN THIS AGREEMENT, THE NOTE OR ANY OTHER DOCUMENTS RELATING TO THIS FACILITY TO THE CONTRARY NOTWITHSTANDING, THE ENUMERATION IN THIS AGREEMENT, THE NOTE OR IN SUCH OTHER DOCUMENTS OF SPECIFIC OBLIGATIONS TO OUR BANK AND/OR CONDITIONS TO THE AVAILABILITY OF THIS FACILITY AND THE NOTE SHALL NOT BE CONSTRUED TO QUALIFY, DEFINE OR OTHERWISE LIMIT OUR RIGHT, POWER OR ABILITY, AT ANY TIME, UNDER APPLICABLE LAW, TO MAKE DEMAND FOR PAYMENT OF THE ENTIRE OUTSTANDING PRINCIPAL OF AND INTEREST DUE UNDER THIS FACILITY AND THE NOTE OR OUR RIGHT NOT TO MAKE ANY EXTENSION OF CREDIT UNDER THIS FACILITY AND YOU AGREE THAT YOUR BREACH OF OR DEFAULT UNDER ANY SUCH ENUMERATED OBLIGATIONS OR CONDITIONS IS NOT THE ONLY BASIS

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FOR DEMAND TO BE MADE OR FOR A REQUEST FOR AN EXTENSION OF CREDIT TO BE
DENIED, AS YOUR OBLIGATION TO MAKE PAYMENT SHALL AT ALL TIMES REMAIN A DEMAND OBLIGATION. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, THIS AGREEMENT DOES NOT CREATE A COMMITMENT OR OBLIGATION TO LEND BY THE BANK AND YOU ACKNOWLEDGE THAT THE BANK HAS NO OBLIGATION TO LEND.

     EACH OF YOU AND WE HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY OR AGAINST IT ON ANY MATTERS WHATSOEVER, IN CONTRACT OR IN TORT, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT, THE NOTE OR ANY OTHER DOCUMENTS RELATING TO THIS FACILITY. YOU ALSO HEREBY WAIVE THE RIGHT TO INTERPOSE ANY DEFENSE BASED UPON ANY CLAIM OF LACHES OR SET-OFF OR COUNTERCLAIM OF ANY NATURE OR DESCRIPTION, ANY OBJECTION BASED ON FORUM NON CONVENIENS OR VENUE, AND ANY CLAIM FOR CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES.

     If this agreement is acceptable to you, please sign and return to us one copy each of the enclosed copy of this letter and the other documents referred to above on or before July 15, 1999.

                                      Very truly yours,

                                      REPUBLIC NATIONAL BANK OF
                                      NEW YORK

                                      /s/ Andrew Ross
                                      ---------------
                                      By: Andrew Ross
                                      Title: First Vice President

Agreed to and accepted:

JEAN PHILIPPE FRAGRANCES, INC.

By: /s/ Russell Greenberg
    ---------------------
Title: Executive Vice President


ELITE PARFUMS, LTD.

By: /s/ Russell Greenberg
    ---------------------
Title: Executive Vice President